UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2015

First United Corporation

(Exact name of registrant as specified in its charter)

Maryland	0-14237	52-1380770
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

19 South Second Street, Oakland, Maryland 21550

(Address of principal executive offices) (Zip Code)

(301) 334-9471

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02.	Results of Operation and Financial Condition.

On May 12, 2015, First United Corporation (the “Corporation”) issued a press release describing its financial results for the three months ended March 31, 2015. A copy of the press release is furnished herewith as Exhibit 99.1.

The information contained in this Item 2.02 and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) and (b)	Voting Results.

At the annual meeting of the Corporation’s shareholders held on May 14, 2015, the shareholders voted on the four proposals set forth below. These matters were submitted to a vote through the solicitation of proxies. The results of the votes are set forth below.

Proposal 1 – The election of four director nominees to serve on the Corporation’s Board of Directors until the 2018 annual meeting of shareholders and until their successors are duly elected and qualified:

	For	Withheld	Abstain	Broker Non-Votes
Robert W. Kurtz	3,000,507	207,123	-	1,212,139
Elaine L. McDonald	3,049,631	157,999	-	1,212,139
Gary R. Ruddell	3,022,209	185,421	-	1,212,139
Carissa L. Rodeheaver	3,012,929	194,701	-	1,212,139

Proposal 2 – The ratification of the appointment of Baker Tilly Virchow Krause, LLP as the Corporation’s independent registered public accounting firm for 2015:

For	Against	Abstain	Broker Non-Votes
4,316,833	63,665	39,271	-

Proposal 3 – The adoption of a non-binding advisory resolution approving the compensation paid to the Corporation’s named executive officers for 2014 (the “Say-on-Pay Vote”):

For	Against	Abstain	Broker Non-Votes
2,799,058	332,617	74,501	1,212,139

Proposal 4 –Recommendation, by non-binding advisory vote, as to the frequency (every one year, two years or three years) of future Say-on-Pay Votes:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
2,615,715	75,296	380,461	136,158	1,212,139

(d) Frequency of Future Say-on-Pay Votes.

After considering the voting results with respect to Proposal 4 discussed above, the Corporation’s Board of Directors has decided that future Say-on-Pay Votes will be held every year, commencing with the 2016 annual meeting of stockholders and continuing thereafter until such time that the frequency vote is next presented to shareholders or until the Board of Directors determines otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The exhibits furnished with this report are listed in the Exhibit Index which immediately follows the signatures hereto, which Exhibit Index is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST UNITED CORPORATION

Dated: May 18, 2015	By:	/s/ Carissa L. Rodeheaver
Carissa L. Rodeheaver
President and Chief Financial
Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated May 12, 2015 (furnished herewith)